GainsLosses Report
Date: 7/28/2005 10:40:27 AM Deal Number: SASCO 2005-NC1 Report As of: 6/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Current Value
Sr/Jr Lien Bal
Total
Expenses
Waived PPP
Disposition
Proceeds
Insurance
Proceeds
Forecasted Loss
Actual Gain(Loss)
Loss Severity
Page 1 of 1 ( records returned)
GainsLosses Report
Date: 7/28/2005 10:40:27 AM Deal Number: SASCO 2005-NC1 Report As of: 6/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Current Value
Sr/Jr Lien Bal
Total
Expenses
Waived PPP
Disposition
Proceeds
Insurance
Proceeds
Forecasted Loss
Actual Gain(Loss)
Loss Severity
Page 1 of 1 ( records returned)